UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 13, 2008
QUIPP, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	0-14870	59-2306191

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 NW 157th Street, Miami, Florida	33014

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(305) 623-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
On May 13, 2008, Quipp, Inc. issued a press release announcing earnings for the quarter ended March 31, 2008 and providing additional financial information. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits
The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Press release dated March 31, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIPP, INC. (Registrant)
By:	/s/ERIC BELLO
Eric Bello
Vice President of Finance and CFO

Dated: May 15, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 13, 2008